November 1, 2003


                    TOUCHSTONE
                    INVESTMENTS

                    Touchstone High Yield Fund
                    Touchstone Core Bond Fund
                    Touchstone Intermediate Term U.S. Government Bond Fund Touchstone Money Market Fund
                    Touchstone U.S. Government Money Market Fund
                    Touchstone Institutional U.S. Government Money Market Fund

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2003

Effective November 1, 2003, the maximum amount of Class B shares that can be purchased by a shareholder will be reduced from $500,000 to $250,000. The disclosure on page 30 of the Prospectus under the section "Choosing a Class of Shares - Class B Shares" is revised as follows:

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $250,000, A REQUEST TO PURCHASE CLASS B SHARES FOR $250,000 OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.


         221 East Fourth Street o Suite 300 o Cincinnati, OH 45202-4133
               PH: 513.362.8000 o 800.638.8194 o FAX: 513.362.8320
                          www.touchstoneinvestments.com
               Touchstone Securities, Inc. o Member NASD and SIPC
                 A Member of Western & Southern Financial Group